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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2005


                               Conolog Corporation
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                            08-8174                          22-1847286
    (State or other Jurisdiction         (Commission File Number)               (I.R.S. Employer
         of Incorporation)                                                     Identification No.)

                5 Columbia Road, Somerville, New Jersey                               08876
               (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (908) 722-8081


                                       n/a
          (Former name or former address, if changed from last report)

                              _____________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))








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Item 2.02 Results of Operations and Financial Conditions

         On May 25, 2005, Conolog Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company's financial results for the quarter ended April 30, 2005.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits.

         99.1 Press Release dated May 25, 2005, announcing the Company's financial results for the quarter ended April 30, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CONOLOG CORPORATION


Dated:  May 26, 2005             By: /s/ Robert Benou
                                     -----------------------------------
                                     Robert Benou
                                     Chief Executive Officer



                                  EXHIBIT INDEX

  99.1 Press Release dated May 25, 2005, announcing Conolog Corporation's financial results for the quarter ended April 30, 2005.